================================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 18, 2004
                                                        -----------------


                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702                34-1531521
--------------------------------------------------------------------------------
 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



     500 Post Road East, Suite 320, Westport, Connecticut             06880
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 12. Results of Operations and Financial Condition

     Terex Corporation (the "Company") issued a press release on February 18, 2004, releasing and reviewing the Company's financial results for its fiscal year ended December 31, 2003. A copy of this press release, including unaudited consolidated financial statements for the period ended December 31, 2003, is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on February 18, 2004.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 18, 2004


                                           TEREX CORPORATION


                                           By:  /s/ Phillip C. Widman
                                                Phillip C. Widman
                                                Senior Vice President and
                                                 Chief Financial Officer










                                     - 2 -